2005 RS 6 Deal

		Total	Average
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg	Wtd Avg			% Owner
All Loans	Count	Balance	Balance	total Balance	GWAC	MI %	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Reduced Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 500-524 and LTV > 65	26	3,349,924.33	128,843.24	0.28	8.546	0.00	42.92	83.65	88.72	0	100	77.16	22.84	0	4.89	0	9.77	516
FICO 525-549 and LTV > 65	161	22,173,062.28	137,720.88	1.88	7.915	0.00	41.4	83.31	87.14	2.25	99.38	96.41	3.59	0	4.95	0.99	7.58	540
FICO 550-574 and LTV > 65	256	37,862,051.45	147,898.64	3.22	7.682	0.08	40.82	86.32	86.25	3.16	98.64	92.26	7.74	4.88	10.93	2	7.57	563
FICO 575-599 and LTV > 70	621	84,684,004.34	136,367.16	7.19	7.695	0.17	41.92	89.45	87.29	6.67	98.81	87.18	12.82	4.57	9.3	1	6.04	589
FICO 600-624 and LTV > 70	1,038	149,890,477.42	144,403.16	12.73	7.52	0.54	40.93	91.56	82.23	9.91	97.45	80.72	19.28	22.19	9.53	0.72	8.12	612
FICO 625-649 and LTV > 70	1,090	187,152,641.48	171,699.67	15.89	7.038	1.83	39.4	89.97	77.14	10.66	93.94	69.52	30.48	33.8	16.58	1.8	9.08	637
FICO 650-674 and LTV > 70	631	99,241,723.09	157,276.90	8.43	7.116	6.09	39.6	95.74	73.02	15.91	94.48	66.8	33.2	26.57	11.53	1.85	9.06	662
FICO 675-699 and LTV > 80	647	102,284,330.38	158,090.16	8.69	7.081	8.71	36.3	96.21	71.97	11.69	77.29	62.15	37.85	21.48	9.88	2.01	9.96	687
FICO 700-724 and LTV > 80	453	68,345,814.20	150,873.76	5.8	6.942	7.21	37.91	96.71	67.3	12.44	73.24	64.58	35.42	21.18	7.76	2.65	12.64	712
FICO 725-749 and LTV > 85	367	52,509,056.63	143,076.45	4.46	7.051	6.89	37.15	98.08	65.81	13.44	60.47	76.28	23.72	16.61	2.3	3.48	8.82	736
FICO 750-774 and LTV > 85	247	37,243,519.89	150,783.48	3.16	7.176	6.22	35.9	98.24	59.52	15.94	48.7	75.33	24.67	19.24	3.56	0.57	16.93	761
FICO 775-799 and LTV > 85	141	18,922,769.33	134,204.04	1.61	7.198	6.62	36.74	98.61	68.34	10.51	41.52	82.62	17.38	13.29	1.02	0	10.83	785
FICO >=800 and LTV > 85	38	4,642,384.42	122,168.01	0.39	7.432	10.60	28.52	98.02	62.85	18.39	37.39	74.25	25.75	17.31	3.16	1.55	26.42	806

		Total	Average
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg	Wtd Avg			% Owner
All Loans	Count	Balance	Balance	total Balance	GWAC	MI	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Reduced Doc	% IO	%CA	%NY	%FL	WA FICO
LTV 60.00 64.99 and DTI gt 50	2	433,069.27	216,534.64	0.04	6.439	0.00	54.61	63	100	0	61.13	100	0	0	0	0	0	605
LTV 65.00 to 69.99 and DTI gt 50	5	1,245,927.91	249,185.58	0.11	6.017	0.00	51.94	66.24	100	0	100	81	19	47.15	52.92	0	25.3	687
LTV 70.00 74.99 and DTI gt 50	7	3,161,070.66	451,581.52	0.27	4.834	0.00	54.42	72.6	97.63	0	91.78	100	0	53.3	32.55	0	0	667
LTV 75.00 79.99 and DTI gt 50	9	2,469,014.20	274,334.91	0.21	5.777	0.00	53.19	77.49	55.05	14.3	93.95	58.49	41.51	35.97	44.19	0	0	649
LTV 80.00 84.99 and DTI gt 50	78	17,275,112.38	221,475.80	1.47	6.159	0.00	52.89	80.05	73.7	13.47	95.22	72.83	27.17	44.49	35.75	0.4	2.16	652
LTV 85.00 89.99 and DTI gt 50	11	2,195,780.88	199,616.44	0.19	6.593	4.44	53.13	86.03	100	0	87.03	96.72	3.28	20.8	20.8	0	11.6	621
LTV 90.00 94.99 and DTI gt 50	38	6,536,732.77	172,019.28	0.56	7.084	6.67	53.15	90.24	83.73	8.16	74.3	82.38	17.62	11.53	3.85	3.99	18.77	642
LTV 95.00 99.99 and DTI gt 50	57	9,464,949.00	166,051.74	0.8	7.155	11.33	54.41	95.58	75.24	11.29	87.81	89.67	10.33	6.29	4.65	0.71	12.97	662
LTV 60.00 65.00 and DTI gt 50	162	23,068,126.42	142,395.84	1.96	7.301	9.95	54.29	100.01	67.43	27.25	98.33	91.65	8.35	3.99	2.87	0.32	6.43	667

		Total	Average
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg	Wtd Avg			% Owner
All Loans	Count	Balance	Balance	total Balance	GWAC	MI	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Reduced Doc	% IO	%CA	%NY	%FL	WA FICO
DTI 20.00 24.99 and FICO < 525	1	300,848.14	300,848.14	0.03	6	0.00	20	80	100	0	0	100	0	100	0	0	0	0
DTI 25.00 29.99 and FICO < 550	15	1,711,097.23	114,073.15	0.15	7.488	0.00	27.46	74.79	79.58	20.42	74.21	84.12	15.88	0	12.9	2.94	30.46	539
DTI 30.00 34.99 and FICO < 575	60	7,701,092.62	128,351.54	0.65	7.69	0.00	31.93	83.12	92.09	0	99.13	93.91	6.09	1.4	9.09	2.37	9.43	554
DTI 35.00 39.99 and FICO < 600	190	25,414,266.53	133,759.30	2.16	7.769	0.19	37.13	85.53	85.62	5.79	97.81	90.07	9.93	7.04	6.42	1.73	4.81	573
DTI 40.00 44.99 and FICO < 625	466	68,391,188.13	146,762.21	5.81	7.542	0.32	41.99	88.41	84.17	8.14	98.7	84.94	15.06	16.58	11.12	1.2	9	594
DTI 45.00 49.99 and FICO < 650	870	133,543,517.72	153,498.30	11.34	7.426	0.63	47.11	89.36	83.11	6.73	97.15	81.01	18.99	21.25	11.9	0.97	6.53	609
DTI 50.00 54.99 and FICO < 675	579	90,960,413.57	157,099.16	7.72	7.289	0.80	50.65	89.75	81.34	8.75	95.54	82.36	17.64	19.89	14.09	1.42	10.64	616
DTI >= 55.00 and FICO < 700	87	16,183,859.60	186,021.37	1.37	6.555	8.64	56.76	90.82	75.47	19.1	94.15	92.35	7.65	13.42	9.77	0.45	5.72	642

All records
		Total	Average
Reduced Documentation		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg	Wtd Avg			% Owner
Only	Count	Balance	Balance	total Balance	GWAC	MI %	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Reduced Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 500 524	5	994,942.15	198,988.43	0.08	7.313	0.00	43.35	74.22	100	0	100	0	100	0	23.09	0	27.87	511
FICO 525 549	6	795,038.26	132,506.38	0.07	7.958	0.00	34.78	76.91	91.45	8.55	100	0	100	0	0	0	8.55	540
FICO 550 574	17	3,689,163.53	217,009.62	0.31	6.961	0.00	38.19	72.14	86.96	0	100	0	100	17.56	28.23	9.77	0	568
FICO 575 599	67	13,383,931.64	199,760.17	1.14	7.445	0.00	41.8	80.73	94.04	4.82	98.29	0	100	5.1	23.2	1.4	14.8	588
FICO 600 624	159	29,655,709.05	186,513.89	2.52	7.592	0.83	38.53	88.28	70.62	17.03	97.17	0	100	14.84	20.87	1.13	7.1	614
FICO 625 649	295	61,420,404.36	208,204.76	5.22	6.959	1.61	33.03	83.44	69.8	10.57	89.03	0	100	31.54	25.57	4.59	14.43	637
FICO 650 674	393	77,776,679.48	197,905.04	6.61	6.789	3.55	33.79	84.15	66.51	17.38	81.39	0	100	38.29	26.21	3.53	15.92	663
FICO 675 699	452	104,874,219.05	232,022.61	8.91	6.576	4.32	31.1	83.68	58.16	14.37	75.14	0	100	45.94	22.27	4.16	13.33	687
FICO 700 724	266	59,481,060.71	223,613.01	5.05	6.655	4.37	30.55	83.96	55.32	14.45	69.44	0	100	41.5	23.2	7.4	13.97	711
FICO 725 749	178	40,040,385.80	224,945.99	3.4	6.561	4.69	28.11	84.1	48.74	13.61	64.15	0	100	50.8	22.94	5.94	14.54	736
FICO 750 774	108	27,662,878.06	256,137.76	2.35	6.691	4.74	28.59	85.19	57.52	10.28	68.46	0	100	47.82	39.55	4.2	16.19	759
FICO 775 799	39	7,395,014.97	189,615.77	0.63	6.372	8.35	27	87.28	57.58	17.57	53.54	0	100	39.34	20.71	3.88	18.97	782
FICO >= 800	11	4,067,757.47	369,796.13	0.35	6.151	6.16	7.53	81.73	21.54	6.64	71.87	0	100	13.75	8.84	11.68	23.8	807

		Total	Average
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg	Wtd Avg			% Owner
IO Loans Only	Count	Balance	Balance	total Balance	GWAC	MI %	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Reduced Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 550 - 574	6	1,848,762.02	308,127.00	0.16	6.489	0.00	43.51	80.49	91.78	8.22	100	64.95	35.05	100	48.24	0	17.01	558
FICO 575 - 599	27	5,027,144.00	186,190.52	0.43	6.724	0.00	33.84	79.15	67.23	12.87	100	86.42	13.58	100	35.53	0	6.63	589
FICO 600 - 624	155	33,985,165.43	219,259.13	2.89	6.719	0.67	40.05	85.45	79.5	11.91	99.72	87.05	12.95	100	25.32	0	9.97	612
FICO 625 - 649	256	64,197,225.55	250,770.41	5.45	6.579	2.35	37.84	85.98	74.25	13.77	93.17	69.83	30.17	100	29.52	0.55	9.87	638
FICO 650 - 674	287	70,727,805.29	246,438.35	6.01	6.34	2.83	37.95	83.9	64.45	18.08	89.93	57.89	42.11	100	32.73	0	10.26	663
FICO 675 - 699	274	74,262,974.43	271,032.75	6.31	6.363	3.81	34.02	83.34	56.92	15.38	77.53	35.12	64.88	100	30.48	3.05	11.55	687
FICO 700 - 724	163	40,808,792.85	250,360.69	3.47	6.406	4.46	33.6	83.1	57.24	11.67	56.88	39.51	60.49	100	29.22	1.54	14.68	712
FICO 725 - 749	113	29,734,846.97	263,140.24	2.53	6.377	5.60	29.61	83.24	42.95	15.72	55.04	31.6	68.4	100	27.24	3.14	15.68	736
FICO 750 - 774	86	22,023,104.89	256,082.62	1.87	6.508	6.70	32.93	84.4	38.96	15.49	56.38	39.94	60.06	100	36.3	2.59	16.31	760
FICO 775 - 799	33	6,491,030.00	196,697.88	0.55	6.19	7.97	35.8	84.47	54.49	14.02	49.43	55.18	44.82	100	24.99	0	19.35	783
FICO 800 >=	9	1,604,560.00	178,284.44	0.14	6.101	14.62	30.28	87.11	47.9	21.04	34.11	65.14	34.86	100	0	0	53.07	807

		Total	Average
MH Only		Current	Current	Percent of	Wtg Avg		Wtd Avg	Wtd Avg			% Owner							Wtd Avg
	Count	Balance	Balance	total Balance	GWAC	Wtd Avg MI %	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Reduced Doc	% IO	%CA	%NY	%FL	Non Zero FICO
FICO 500 - 525	1	97,874.22	97,874.22	0.01	11	0	31	69	0	0	100	100	0	0	0	0	0	502
FICO 525 - 550	1	56,219.21	56,219.21	0.00	8.99	0	40	75	0	0	100	100	0	0	0	0	0	544
FICO 650 - 674	1	95,264.69	95,264.69	0.01	8.47	0	44	100	0	0	100	100	0	0	0	0	0	671

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.